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                                                                    EXHIBIT 10.5

                      FORM OF MANAGEMENT SERVICES AGREEMENT


         This MANAGEMENT SERVICES AGREEMENT, dated as of _________, 2000, is made and entered into by and between, TRAVELOCITY.COM LP, a Delaware limited partnership (the "Partnership"), and TRAVELOCITY HOLDINGS, INC., a Delaware corporation (the "Manager"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Partnership Agreement (as defined below).

         WHEREAS, the Partnership was formed pursuant to the Agreement of Limited Partnership of Travelocity.com LP, dated September 30, 1999 (as modified, amended or supplemented from time to time, the "Partnership Agreement") to provide consumer-direct travel content and travel reservation services through an internet web site or web sites, online, wireless, cable or other consumer-direct services.

         WHEREAS, the parties hereto desire to enter into this Management Services Agreement, pursuant to which the Manager will supervise and manage the day-to-day operations of the Partnership, subject to the direction and oversight of the Board of Directors of the Partnership (the "Board of Directors"), on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:


                                    ARTICLE I
                           APPOINTMENT OF THE MANAGER

         1.1. Appointment. The Partnership hereby engages the Manager as its exclusive agent to provide, and the Manager hereby agrees to provide, the management services described in Section 2.1 hereof (the "Services"), on the terms and conditions set forth in this Agreement.


                                   ARTICLE II
                              DUTIES OF THE MANAGER

         2.1 Supervision of Operations. Subject to the direction and oversight of the Board of Directors and its authority to delegate, the Manager shall supervise and manage the day-to-day operations of the Partnership, and in furtherance thereof, the Manager shall have authority on behalf of the Partnership to take all actions and make all decisions, other than as provided in Article III. Without limiting the generality of the


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foregoing, except as otherwise provided in Article III, the Manager shall have the authority, in the name and on behalf of the Partnership:

                  (a) to develop and prepare a business plan each year which will set forth the operating goals and plans for the Partnership;

                  (b) to execute, deliver and perform, or authorize the execution, delivery and performance of, contracts, deeds, leases, licenses, and other instruments in the ordinary course of business;

                  (c) subject to Sections 2.2 and 2.3 hereof to employ, retain, consult with and dismiss such personnel of the Partnership as may be required for the accomplishment of the Partnership's business;

                  (d) to supervise, direct and control such personnel of the Partnership in operating the Partnership's business;

                  (e) to establish and enforce limits of authority and internal controls with respect to all personnel and functions;

                  (f) to engage attorneys, consultants and accountants for the Partnership;

                  (g) to develop or cause to be developed accounting procedures for the maintenance of the Partnership's books of account;

                  (h)      to appoint auditors; and

                  (i) to do all such acts as shall be authorized in this Agreement or by the Board of Directors in writing from time to time.

         2.2 Designation of Executive Officers. The executive officers of the Partnership shall be designated by the Manager, subject to the approval of the Board of Directors.

         2.3 Removal of Executive Officers. Any executive officer may be removed by the Board of Directors with or without cause. If an executive officer is removed by the Board of Directors, the Manager shall designate a successor, subject to the approval of the Board of Directors.

         2.4 Personnel. The Manager shall provide and make available as necessary all professional, supervisory, managerial, administrative and other personnel as are necessary to perform its obligations hereunder. All persons performing services under this


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Agreement, including persons serving as executive officers of the Partnership, shall be employed and paid by the Manager and shall be considered employees of the Manager for all purposes.

         2.5 Standard of Performance. The Manager shall perform its obligations hereunder in a prudent and efficient manner and shall perform its obligations hereunder in accordance with all applicable laws, rules and regulations.

         2.6 Manager's Right to Request Instructions. At any time, the Manager may, if it reasonably deems it necessary or appropriate, request written instructions from the Partnership's Board of Directors within a reasonable period of time prior to the taking of action with respect to any matter contemplated by this Agreement, and may defer action thereon pending receipt of such instructions. Actions taken by the Manager in accordance with the written instructions of the Partnership's Board of Directors, or failure to act pending the receipt of such written instructions, shall be deemed to be proper conduct within the scope of the Manager's authority under this Agreement.

         2.7 Books and Records. The Manager shall maintain the books of account and other records of the Partnership, including without limitation all tax returns, financial statements, contracts and licenses of the Partnership at all times at such place or places approved by the Board of Directors.

                                   ARTICLE III
                       LIMITATIONS ON MANAGER'S AUTHORITY

         3.1 Interested Transactions. The Manager shall have no authority to give any notice, to consent to the taking of any action under, or otherwise to act on behalf of the Partnership with respect to, any agreement or transaction between the Partnership and the Manager or any affiliate of the Manager.

         3.2 Supermajority Decisions. Notwithstanding any other provision of this Management Services Agreement to the contrary, the Manager shall have no authority to consent to or approve on behalf of the Partnership any of the "supermajority decisions" set forth in Section 6.3(e) of the Partnership Agreement.


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                                   ARTICLE IV
                                 MANAGEMENT FEES

         4.1 Management Fees. In consideration of the Manager's performance of the Services:

                  (a) the Partnership will pay the Manager a management fee equal to the costs and expenses incurred by the Manager in performing Services under this Agreement, on a fully allocated basis, including general and administrative expenses, plus 5%; and

                  (b) the Partnership will grant the Manager options to acquire Common Stock of Travelocity.com (in an amount and on terms to be determined by the Board of Directors) in order to permit the Manager concurrently to grant to employees of the Manager options to acquire Common Stock of Travelocity.com on the same terms. Upon exercise of these options:

                           (1) the Partnership shall transfer shares of Travelocity.com Common Stock to the Manager in respect of which the option is being exercised, and

                           (2) the Manager shall (i) transfer such shares of Travelocity.com Common Stock to employees of the Manager, and (ii) concurrently transfer to the Partnership the net proceeds received by the Manager with respect to such shares (but excluding any amounts paid in respect of applicable withholding taxes, which amounts shall not be transferred), and such net proceeds shall be a reduction of the management fee payable by the Partnership to the Manager and shall not constitute a capital contribution.

         4.2 Method of Payment. The Partnership will pay the management fee to the Manager monthly in arrears in U.S. dollars, without set off or deduction for any tax or other withholdings, within seven days of its receipt of the Manager's invoice. Each invoice will be accompanied by a reasonably detailed calculation of the management fee, including an itemized list of costs and expenses.


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                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         5.1 Representation and Warranties of the Partnership. The Partnership hereby represents and warrants to the Manager that (i) the Partnership is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation and has full power and authority to perform its obligations under this Agreement; (ii) all partnership and other proceeding required to be taken by the Partnership or on its behalf to authorize it to enter into and perform its obligations under this Agreement have been duly and validly taken, (iii) this Agreement has been duly and validly executed and delivered by the Partnership, and constitutes a valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights of creditors generally and by general principles of equity; (iv) the execution and delivery of this Agreement by the Partnership and the consummation of the transactions contemplated hereby will not result in a default under, or violate, (x) the Partnership Agreement or (y) any material agreement to which the Partnership is a party or by which it is bound; and (v) the execution and delivery of this Agreement by the Partnership and the performance of its obligations hereunder do not require the consent or approval of any governmental or regulatory body or judicial authority.

         5.2 Representation and Warranties of the Manager. The Manager hereby represents and warrants to the Partnership that (i) the Manager is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to perform its obligations under this Agreement; (ii) all corporate and other proceeding required to be taken by the Manager or on its behalf to authorize it to enter into and perform its obligations under this Agreement have been duly and validly taken, (iii) this Agreement has been duly and validly executed and delivered by the Manager, and constitutes a valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights of creditors generally and by general principles of equity; (iv) the execution and delivery of this Agreement by the Manager and the consummation of the transactions contemplated hereby will not result in a default under, or violate, (x) the charter or bylaws of the Manager or (y) any material agreement to which the Manager is a party or by which it is bound; and (v) the execution and delivery of this Agreement by the Manager and the performance of its obligations hereunder do not require the consent or approval of any governmental or regulatory body or judicial authority.


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                                   ARTICLE VI
                                 INDEMNIFICATION

         6.1 Indemnification by the Partnership. The Partnership hereby agrees, to the fullest extent permitted by law, to indemnify the Manager, its officers, directors, employees and agents from and against any and all claims, actions, liabilities, losses, damages, costs and expenses, including fees and expenses of counsel (collectively, "Losses") that may be incurred by such persons, directly or indirectly, arising out of, based upon or resulting from (i) the Partnership's breach of any of its obligations under this Agreement or (ii) the Manager's performance of Services under this Agreement; provided, however, that the indemnification provided in this Section 6.1 shall not apply to any Losses to the extent arising out of, based upon or resulting from the gross negligence or willful misconduct of the Manager or its officers, directors, employees or agents.

         6.2 Indemnification by the Manager. The Manager hereby agrees to indemnify the Partnership, its officers, directors, employees and agents from and against any and all Losses that may be incurred by such persons, directly or indirectly, arising out of, based upon or resulting from (i) the Manager's breach of any of its obligations under this Agreement or (ii) the gross negligence or willful misconduct of the Manager or its officers, directors, employees or agents.


                                   ARTICLE VII
                                TERM; TERMINATION

         7.1 Term. This Agreement shall commence on the date hereof and shall remain in effect until the dissolution of the Partnership in accordance with the Partnership Agreement; provided, however, that this Agreement may be terminated as provided in Section 7.2 hereof.

         7.2 Termination. This Agreement may be terminated at any time (i) by the mutual written consent of the Partnership and the Manager; (ii) by the Partnership in the event that the Manager shall default in any material respect in the performance of any of its material obligations hereunder, which default shall not have been cured within 90 days after written notice thereof from the Partnership, (iii) by the Manager in the event that the Partnership shall default in any material respect in the performance of any of its material obligations hereunder, which default shall not have been cured within 90 days after written notice thereof from the Manager, and (iv) by the Manager or the Partnership when the Percentage Interest of the Travelocity Holdings Partners is less than thirty-five percent (35%).



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                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Notices. Each notice relating to this Agreement shall be in writing and shall be delivered in person, by registered or certified mail or by confirmed facsimile to the following address or such other address or addresses as either party may advise in writing from time to time.

                           If to the Partnership, to:

                                    Travelocity.com LP
                                    [address]
                                    Attn:   _________________
                                    Tel.:   _________________
                                    Fax:    _________________

                           If to the Manager, to:

                                    Travelocity Holdings, Inc.
                                    [address]
                                    Attn:   _________________
                                    Tel.:   _________________
                                    Fax:    _________________

         8.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be considered an original.

         8.3 Headings. The headings of sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

         8.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto except that the Manager may transfer or assign, in whole or from time to time in part, to one or more of its affiliates, its rights under this Agreement, but any such transfer or assignment will not relieve the Manager of its obligations hereunder.

         8.5 Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement is illegal or invalid for any reason whatsoever such term or provision will be enforced to the maximum extent permitted by law and, in

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any event, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

         8.6 Non-waiver. No provision of this Agreement shall be deemed to have been waived except if the giving of such waiver is contained in a written notice given to the party claiming such waiver and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

         8.7 Amendment. This Agreement may only be amended, modified or supplemented by an instrument in writing signed on behalf of each of the parties.

         8.8 Applicable Law. This Agreement and the rights and obligations of the parties under it shall be interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

         8.9 Entire Agreement. This Agreement and the Partnership Agreement constitute the entire agreement of the parties with respect to the subject matter to which the Agreement relates and supersedes any and all prior agreements, whether written or oral, among the parties with respect to the same subject matter.

         8.10 Exclusivity. The Manager shall not, directly or indirectly, enter into or conduct any business other than (i) in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner or Limited Partner, (ii) in connection with the ownership, acquisition and disposition of the capital stock of Travelocity.com Inc., and (iii) the management of the business of the Partnership as provided for in this Agreement and such activities as are incidental thereto.


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         IN WITNESS WHEREOF this Agreement has been executed by the undersigned as of the date first written above.


                                            TRAVELOCITY HOLDINGS, INC.

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            TRAVELOCITY.COM LP

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:


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